SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): APRIL 9, 2003


                           PRAXIS PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


              UTAH                   0-28627                87-0393257
  (State or other jurisdiction     (Commission            (IRS Employer
         of incorporation)         File Number)         Identification No.)



         1220 - 666 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA V6C 2X8
               (Address of principal executive offices)(Zip Code)


                                 (604) 688-7640
               Registrant's telephone number, including area code


       600 - 595 HORNBY STREET, VANCOUVER, BRITISH COLUMBIA V6C 1A4 CANADA
          (Former name or former address, if changed since last report)







Exhibit index on consecutive page 3


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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Steele & Co. resigned as the independent auditors for Praxis Pharmaceuticals Inc. (the "Registrant") as of April 9, 2003. The resignation was due to the death of one of its accountants, which left that firm short-staffed.

         On June 27, 2003, the board of directors of the Registrant approved the election of Morgan & Company to audit the financial statements for the fiscal year ended May 31, 2003. During the two most recent fiscal years and the subsequent interim period, neither the Registrant nor anyone on its behalf consulted Morgan & Company regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

         The audit report of Steele & Co. on the financial statements of the Registrant as of and for the fiscal years ended May 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except as follows:

         The audit reports of Steele & Co. on the financial statements of the Registrant as of and for the fiscal years ended May 31, 2002 and 2001 contained a separate paragraph stating: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations and there is no revenue stream from operations. As a result, there is uncertainty about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the Registrant's two most recent fiscal years and the subsequent interim period ending April 9, 2003, there were no disagreements between the Registrant and Steele & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Steele & Co., would have caused that firm to make reference to the subject matter of the disagreement in connection with its audit report. The Registrant has requested Steele & Co. to furnish it a


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

         letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 7, 2003, is filed as Exhibit 16.1 to this Form 8-K.

         There were no other  "reportable  events" as that term is  described in
         Item 304a(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending April 9, 2003.

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information:  Not applicable

         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                         DOCUMENT

                     16.1                   Letter from Steele & Co.

ITEM 8.    CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.    REGULATION FD DISCLOSURE

         Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not applicable.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PRAXIS PHARMACEUTICALS INC.


July 7, 2003                         By:  /s/ DAVID STADNYK
                                        ----------------------------------------
                                           David Stadnyk, President

















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